UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported):  May 30, 2007

ENSCO International Incorporated

(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-8097

Delaware (State or Other Jurisdiction of Incorporation or Organization)	76-0232579 (I.R.S. Employer Identification No.)

500 North Akard Street

Suite 4300

Dallas, Texas 75201-3331

(Address of Principal Executive Offices, Including Zip Code)

214-397-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01 Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2007, ENSCO International Incorporated (the “Company”) entered into a Tax Payment Compensatory Agreement (the “Agreement”) with Paul Mars, President of ENSCO Offshore International Company, a wholly owned international offshore operating subsidiary of the Company.  The Agreement was entered into following approval by the Nominating, Governance and Compensation Committee of the Company’s Board of Directors, which is entirely composed of independent directors.

Pursuant to the Agreement the Company will pay taxation authorities in the United Kingdom (the “UK”) approximately $860,000 for taxes due in respect of income of Mr. Mars derived from or attributed to certain Company stock options and restricted stock (the “Equity Awards”) in connection with his prior employment with a wholly owned subsidiary of the Company in the UK.  Mr. Mars will pay the Company $560,774.02 in full and final settlement and complete satisfaction of his obligations to the Company in respect of taxation associated with the Equity Awards. In consideration of his payment, the Company shall hold harmless, defend, release and indemnify Mr. Mars from and against any and all claims and liabilities which may be imposed upon Mr. Mars in respect of taxation upon the Equity Awards, including any resulting imputed income by reason of the Agreement.

In the event all or part of the difference in the amount to be paid by the Company to the UK taxation authorities and the amount to be paid to the Company by Mr. Mars  is deemed to constitute taxable income to Mr. Mars, then the indemnification payment to Mr. Mars for taxes due in respect of such income shall be fully grossed-up, in an amount which is currently expected to be not more than $170,000, so that the net effect of any such deemed income upon Mr. Mars is tax neutral.

The foregoing description of the Agreement between the Company and Mr. Mars is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit

Number

Description

Exhibit 10.1

Tax Payment Compensatory Agreement dated May 30, 2007 between the ENSCO International Incorporated and Paul Mars.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSCO International Incorporated

Date:  July 1, 2007

 /s/ Cary A. Moomjian, Jr.

Cary A. Moomjian, Jr.

Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit

Number

Description

Exhibit 10.1

Tax Payment Compensatory Agreement dated May 30, 2007 between ENSCO International Incorporated and Paul Mars.